SUPPLEMENT DATED NOVEMBER 6, 2023
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMAITON (“SAI”)
OF
DONOGHUE FORLINES RISK MANAGED INNOVATION ETF (DFNV)
(a series of TrimTabs ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus.

Effective November 7, 2023, the FCF Risk Managed Quality Innovation Index (the “Innovation Index”), which is the underlying index to the Donoghue Forlines Risk Managed Innovation ETF (the “Fund”), will implement a change to its rules-based methodology to remove the downside protection model. As currently disclosed in the Fund’s Prospectus, the downside protection model was typically only triggered during prolonged bear markets and was not intended to be provided during all declining or bear markets. During the Fund’s existence, the downside protection model was only triggered once, in September 2022, and was not otherwise implemented for the Innovation Index or the Fund.

The Fund will continue its current investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Fund’s portfolio will not change as a result of this change to the Innovation Index’s methodology because the Innovation Index, and therefore the Fund’s portfolio holdings, are 100% allocated to the Equity Portfolio.

To account for the change in the Innovation Index’s methodology, all references to the downside protection model will be removed from the Fund’s Summary and Statutory Prospectuses effective November 7, 2023. In addition, effective November 7, 2023, the name of the Innovation Index and the Fund, and therefore all references to the Innovation Index and the Fund in the Fund’s Summary and Statutory Prospectuses and SAI, will change to the following:

Current Name	New Name
FCF Risk Managed Quality Innovation Index	FCF US Quality Innovation Index
Donoghue Forlines Risk Managed Innovation ETF	Donoghue Forlines Innovation ETF

Please keep this supplement with your Prospectus and SAI for future reference.